UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

APRIL 30, 2018

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 71.0%
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	$1,130,000	$1,062,200	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	770,000	742,569	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	1,300,000	1,307,053	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	1,361,000	1,394,004	(a)

Total Auto Components				4,505,826

Diversified Consumer Services - 0.9%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	405,000	435,375	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	2,000,000	2,063,000
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	940,000	914,150	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	680,000	732,700	(a)

Total Diversified Consumer Services				4,145,225

Hotels, Restaurants & Leisure - 5.4%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,700,000	1,644,223	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	410,000	391,038	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,323,786	1,323,786	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	530,000	550,034	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	933,375	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,000,000	2,087,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,150,000	1,193,125	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.375%	4/15/21	940,000	949,400
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	950,000	995,125	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000	1,030,638
International Game Technology PLC, Secured Notes	6.250%	2/15/22	570,000	600,994	(a)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	200,000	214,250	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	2,000,000	2,225,000
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,663,000	1,692,103	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	3,690,000	3,990,919
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,568,000	1,666,470	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	540,000	519,075	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	2,460,000	2,380,050	(a)

Total Hotels, Restaurants & Leisure				24,387,105

Household Durables - 1.2%
Century Communities Inc., Senior Notes	5.875%	7/15/25	480,000	457,800
Lennar Corp., Senior Notes	4.500%	4/30/24	1,690,000	1,651,975
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	1,570,000	1,530,750	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	420,762
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	1,120,000	1,124,357	(a)
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	200,000	195,310

Total Household Durables				5,380,954

Media - 4.3%
Altice France SA, Senior Secured Bonds	6.000%	5/15/22	3,850,000	3,799,449	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	1,230,000	1,179,263	(a)
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,000,000	1,040,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Media - (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.000%	3/1/23	$4,000,000	$3,870,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	750,000	755,400	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	4,000,000	3,480,000
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,160,000	991,800
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,115,000	1,931,259
EW Scripps Co., Senior Notes	5.125%	5/15/25	700,000	652,750	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	980,000	993,426	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,000,000	927,500	(a)

Total Media				19,620,847

Specialty Retail - 0.7%
Hertz Corp., Senior Notes	5.875%	10/15/20	1,960,000	1,945,300
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	980,000	956,970	(a)

Total Specialty Retail				2,902,270

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	970,000	(a)

TOTAL CONSUMER DISCRETIONARY				61,912,227

CONSUMER STAPLES - 1.7%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,170,000	1,172,925	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,170,000	1,164,150	(a)

Total Beverages				2,337,075

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	1,410,000	1,276,050	(a)

Food Products - 0.5%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,100,000	2,092,125	(a)

Household Products - 0.2%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	750,000	712,500

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,081,000	1,028,301
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	50,000	51,750	(a)

Total Tobacco				1,080,051

TOTAL CONSUMER STAPLES				7,497,801

ENERGY - 12.6%
Energy Equipment & Services - 1.0%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,990,000	2,101,937	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,540,000	1,568,875
Transocean Inc., Senior Notes	9.000%	7/15/23	670,000	725,309	(a)

Total Energy Equipment & Services				4,396,121

Oil, Gas & Consumable Fuels - 11.6%
Berry Petroleum Co. Escrow	—	—	7,077,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,800,000	3,914,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	1,880,000	2,025,719
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	740,000	736,300	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	560,000	579,600
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	992,425
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	1,150,000	1,117,800	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,670,000	1,686,700	(a)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	975,000	988,406	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - (continued)
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	$190,000	$193,325
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	530,000	529,179
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	1,250,000	1,271,875	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	140,000	135,275
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000	647,359
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000	72,380
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	1,180,000	1,188,850	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	2,260,000	2,158,300
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	410,000	278,800
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000	535,000
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	950,000	997,500	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	1,480,000	1,441,594	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,920,000	1,838,400
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000	744,150	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,760,000	2,490,900	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,000,000	1,036,250
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,240,000	2,242,800
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	1,880,000	1,877,650	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	2,500,000	2,581,250
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	620,000	620,000	(a)(f)
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	1,910,000	2,021,353
QEP Resources Inc., Senior Notes	6.875%	3/1/21	637,000	687,960
QEP Resources Inc., Senior Notes	5.250%	5/1/23	300,000	294,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	52,000	51,350
Range Resources Corp., Senior Notes	5.000%	3/15/23	2,550,000	2,465,850
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	3,800,000	3,953,178	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,670,000	1,745,150
RSP Permian Inc., Senior Notes	5.250%	1/15/25	790,000	819,625
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,100,000	1,120,625	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,500,000	1,541,250	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	600,000	617,970
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	770,000	770,962
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000	576,125
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,120,000	1,276,800

Total Oil, Gas & Consumable Fuels				52,863,985

TOTAL ENERGY				57,260,106

FINANCIALS - 7.8%
Banks - 1.4%
Bank of America Corp., Junior Subordinated (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	690,000	689,482	(g)(h)
CIT Group Inc., Senior Notes	4.125%	3/9/21	1,000,000	1,003,550
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,320,000	1,503,117	(a)(g)(h)
HSBC Holdings PLC, Subordinated Bonds (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,460,000	1,483,886	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,050,000	1,152,375	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000	659,483

Total Banks				6,491,893

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - 0.2%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	$1,000,000	$1,062,500

Consumer Finance - 2.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000	1,544,400
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,450,000	1,573,250
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,200,000	1,224,000	(a)
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000	3,082,500
Navient Corp., Senior Notes	6.625%	7/26/21	880,000	916,432
Navient Corp., Senior Notes	6.500%	6/15/22	2,090,000	2,150,087
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000	2,364,284	(a)

Total Consumer Finance				12,854,953

Diversified Financial Services - 2.1%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,330,000	1,200,325	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,552,000	2,462,680	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.640%	12/21/65	2,450,000	2,364,250	(a)(g)
Lions Gate Capital Holdings LLC	5.875%	11/1/24	630,000	648,113	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,230,000	2,224,425	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	550,000	528,000	(a)

Total Diversified Financial Services				9,427,793

Insurance - 1.1%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,750,000	1,781,019	(a)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	1,410,000	1,406,052	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	1,930,000	1,886,575

Total Insurance				5,073,646

Thrifts & Mortgage Finance - 0.1%
Radian Group Inc., Senior Notes	4.500%	10/1/24	410,000	393,600

TOTAL FINANCIALS				35,304,385

HEALTH CARE - 10.1%
Biotechnology - 0.3%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,600,000	1,600,000	(a)

Health Care Equipment & Supplies - 1.2%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	2,340,000	2,281,500
Immucor Inc., Senior Notes	11.125%	2/15/22	1,010,000	1,047,875	(a)
Kinetic Concepts Inc./KCI USA Inc., Secured Notes	12.500%	11/1/21	1,846,000	2,076,750	(a)

Total Health Care Equipment & Supplies				5,406,125

Health Care Providers & Services - 5.9%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	540,000	519,750	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,427,000	1,491,215	(c)(g)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	2,258,100
Centene Corp., Senior Notes	4.750%	5/15/22	2,490,000	2,527,350
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	450,000	411,750
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/1/21	2,176,000	2,015,520
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	1,400,000	1,284,500
DaVita Inc., Senior Notes	5.125%	7/15/24	90,000	87,356
DaVita Inc., Senior Notes	5.000%	5/1/25	530,000	503,606
HCA Inc., Senior Notes	7.500%	2/15/22	3,830,000	4,222,575

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	$780,000	$791,700	(a)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	680,000	695,300	(a)
NVA Holdings Inc., Senior Notes	6.875%	4/1/26	1,890,000	1,908,900	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	820,000	834,350	(a)(b)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	920,000	972,900	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	3,000,000	3,135,000
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	3,000,000	2,970,000

Total Health Care Providers & Services				26,629,872

Pharmaceuticals - 2.7%
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	510,000	434,775	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	510,000	371,663	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,100,000	993,315
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	4,210,000	4,294,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	1,850,000	1,796,812	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,220,000	1,235,128	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	530,000	488,925	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	20,000	18,114	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	470,000	477,638	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.250%	4/1/26	200,000	204,500	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	1,160,000	1,207,850	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	530,000	529,337	(a)

Total Pharmaceuticals				12,052,257

TOTAL HEALTH CARE				45,688,254

INDUSTRIALS - 7.7%
Air Freight & Logistics - 0.7%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	430,000	447,200
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,730,000	2,835,788	(a)

Total Air Freight & Logistics				3,282,988

Airlines - 0.4%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	163,025	167,508	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	696,429	709,556	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	96	105
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	147,565	151,225
United Continental Holdings Inc., Senior Notes	4.250%	10/1/22	740,000	721,685

Total Airlines				1,750,079

Building Products - 0.7%
Jeld-Wen Inc., Senior Notes	4.625%	12/15/25	1,260,000	1,209,600	(a)
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	460,000	434,700	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,300,000	1,345,500	(a)

Total Building Products				2,989,800

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - 1.8%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	$600,000	$628,500
ADT Corp., Senior Secured Notes	4.125%	6/15/23	1,090,000	1,022,562
Brink’s Co., Senior Notes	4.625%	10/15/27	1,240,000	1,143,900	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	640,000	630,400	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,400,000	1,475,250	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,072,500
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	390,000	379,279
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	890,000	883,058	(a)

Total Commercial Services & Supplies				8,235,449

Construction & Engineering - 0.3%
TopBuild Escrow Corp., Senior Notes	5.625%	5/1/26	1,420,000	1,428,875	(a)

Construction Materials - 0.1%
New Enterprise Stone & Lime Co. Inc., Senior Secured Notes	6.250%	3/15/26	600,000	609,000	(a)

Machinery - 1.8%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,800,000	1,772,460	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	920,000	868,250	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,220,000	2,366,409	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,940,000	2,007,900	(a)
JB Poindexter & Co. Inc., Senior Bonds	7.125%	4/15/26	1,100,000	1,124,750	(a)

Total Machinery				8,139,769

Marine - 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,200,000	2,608,000	(a)

Road & Rail - 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	1,080,000	1,077,300	(a)

Trading Companies & Distributors - 0.7%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000	320,100	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,760,000	1,674,200	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	1,230,000	1,168,500	(a)

Total Trading Companies & Distributors				3,162,800

Transportation - 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,285,930	552,950	(a)(b)

Transportation Infrastructure - 0.3%
BBA U.S. Holdings Inc., Senior Notes	5.375%	5/1/26	1,230,000	1,239,938	(a)

TOTAL INDUSTRIALS				35,076,948

INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	931,700
Match Group Inc., Senior Notes	5.000%	12/15/27	580,000	569,850	(a)

Total Internet Software & Services				1,501,550

IT Services - 0.6%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	1,760,000	1,777,600	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	862,000	883,550	(a)

Total IT Services				2,661,150

TOTAL INFORMATION TECHNOLOGY				4,162,700

MATERIALS - 7.7%
Chemicals - 1.0%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	1,160,000	1,148,400	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,644,000

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Chemicals - (continued)
Valvoline Inc., Senior Notes	4.375%	8/15/25	$720,000	$692,100
Venator Finance SARL/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,000,000	1,000,000	(a)

Total Chemicals				4,484,500

Construction Materials - 0.4%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,805,250	(a)

Containers & Packaging - 1.6%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	770,000	814,275	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	260,000	265,203	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	200,000	211,750	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,040,000	2,068,050	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	520,000	497,900	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,965,000	2,190,975
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	524,050
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	760,000	765,700	(a)

Total Containers & Packaging				7,337,903

Metals & Mining - 4.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	2,350,000	2,532,149	(a)
ArcelorMittal SA, Senior Notes	5.750%	3/1/21	3,000,000	3,150,000
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,400,000	2,399,520	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	400,000	381,480	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	1,120,000	1,066,800	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,960,000	1,896,300
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	800,000	862,000
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	800,000	769,000
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	1,070,000	1,037,900
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	2,386,000	2,499,335	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	260,000	276,900	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,873,903	22,299	*(a)(j)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,070,000	910,800	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	1,060,000	1,082,048	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	470,000	479,400

Total Metals & Mining				19,365,931

Paper & Forest Products - 0.4%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,782,675

TOTAL MATERIALS				34,776,259

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 1.5%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	221,650
CoreCivic Inc., Senior Notes	5.000%	10/15/22	760,000	771,400
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,290,000	1,209,375
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,400,000	1,389,500
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,890,000	1,795,500
Sabra Health Care LP, Senior Notes	5.125%	8/15/26	710,000	673,815
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	210,000	202,125
Uniti Group Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	390,000	382,200	(a)

Total Equity Real Estate Investment Trusts (REITs)				6,645,565

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Real Estate Management & Development - 0.9%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	$2,100,000	$2,157,750	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	1,080,000	1,034,100	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	1,190,000	1,161,737	(a)

Total Real Estate Management & Development				4,353,587

TOTAL REAL ESTATE				10,999,152

TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 1.7%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	810,000	833,288	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,943,325	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,060,000	2,105,835	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	2,080,000	1,794,000

Total Diversified Telecommunication Services				7,676,448

Wireless Telecommunication Services - 4.4%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,000,000	2,086,340
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	3,310,000	3,678,237	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,587,000	2,662,993	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	676,077
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,660,000	3,192,000
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	2,000,000	2,047,500
Sprint Corp., Senior Notes	7.875%	9/15/23	2,600,000	2,795,000
Sprint Corp., Senior Notes	7.625%	3/1/26	2,540,000	2,682,875

Total Wireless Telecommunication Services				19,821,022

TOTAL TELECOMMUNICATION SERVICES				27,497,470

UTILITIES - 0.3%
Electric Utilities - 0.3%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,475,000	1,546,875

TOTAL CORPORATE BONDS & NOTES (Cost - $329,178,636)				321,722,177

ASSET-BACKED SECURITIES - 7.3%
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	4.949%	11/25/32	1,721,707	1,663,256	(g)
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	8.898%	10/15/29	1,500,000	1,533,144	(a)(g)
Asset-Backed Funding Certificates, 2004-OPT5 M1 (1 mo. USD LIBOR + 1.125%)	2.997%	3/25/34	2,236,536	2,076,339	(g)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	7.287%	8/5/27	1,500,000	1,504,066	(a)(g)
Carlyle Global Market Strategies, 2015-2A D (3 mo. USD LIBOR + 5.300%)	7.060%	4/27/27	1,000,000	1,000,009	(a)(g)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.445%	7/20/31	1,750,000	1,769,150	(a)(g)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.359%	4/20/29	1,200,000	1,210,006	(a)(g)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	8.012%	7/20/28	1,250,000	1,251,393	(a)(g)

CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	4.576%	1/20/31	600,000	589,478	(a)(g)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	7.789%	8/15/28	1,750,000	1,750,625	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	7.559%	7/20/27	1,500,000	1,505,476	(a)(g)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - (continued)
GSAA Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	2.142%	3/25/36	$3,109,413	$2,299,052	(g)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A (1 mo. USD LIBOR + 0.150%)	2.172%	3/25/37	1,720,946	1,654,589	(g)
Jamestown CLO Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	3.698%	7/15/26	1,000,000	1,000,402	(a)(g)
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	9.098%	1/15/28	1,475,000	1,481,123	(a)(g)
Marathon CLO Ltd., 2015-8A C (3 mo. USD LIBOR + 4.050%)	6.405%	7/18/27	950,000	955,120	(a)(g)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	6.228%	7/15/29	1,000,000	1,010,755	(a)(g)
Northwoods Capital Ltd., 2017-15A E (3 mo. USD LIBOR + 6.000%)	8.202%	6/20/29	1,250,000	1,239,843	(a)(g)
OZLM Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	4.688%	11/22/30	1,500,000	1,502,420	(a)(g)
Saranac CLO Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.498%	6/22/30	1,140,000	1,128,600	(a)(f)(g)
Structured Asset Securities Corp., 2005-SC1 1A2 (6 mo. USD LIBOR + 5.300%)	7.205%	5/25/31	2,407,368	2,317,184	(a)(g)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	8.559%	4/20/27	1,250,000	1,254,949	(a)(g)
Venture CDO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	5.168%	4/15/27	900,000	894,182	(a)(g)
Venture CDO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.088%	4/15/27	650,000	635,788	(a)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $31,978,461)				33,226,949

COLLATERALIZED MORTGAGE OBLIGATIONS(k) - 3.2%
American Home Mortgage Assets, 2006-6 A1A (1 mo. USD LIBOR + 0.190%)	2.062%	12/25/46	3,520,516	3,133,371	(g)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	8,178	8,182	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1 (1 mo. USD LIBOR + 1.150%)	3.022%	9/25/34	1,929,141	1,901,782	(g)
Credit Suisse Mortgage Trust, 2015-02R 7A2	3.398%	8/27/36	2,450,501	2,166,938	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.322%	10/25/29	2,110,000	2,313,517	(g)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.722%	10/25/29	1,520,000	1,681,606	(a)(g)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	1,600,000	1,002,533	(a)(g)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.394%	4/1/23	1,140,000	1,142,719	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,800,000	1,004,411	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $13,462,655)				14,355,059

CONVERTIBLE BONDS & NOTES - 1.6%
CONSUMER DISCRETIONARY - 0.5%
Media - 0.5%
DISH Network Corp., Senior Bonds	2.375%	3/15/24	850,000	737,682
DISH Network Corp., Senior Bonds	3.375%	8/15/26	220,000	200,205
Liberty Media Corp., Senior Debentures	2.125%	3/31/48	1,090,000	1,079,781	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	520,000	514,545	(a)

Total Consumer Discretionary				2,532,213

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	$1,360,000	$1,302,207

HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	1,420,000	1,406,041	(a)

INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Finisar Corp., Senior Bonds	0.500%	12/15/36	570,000	514,386

Internet Software & Services - 0.2%
Twitter Inc., Senior Bonds	1.000%	9/15/21	780,000	733,841

Technology Hardware, Storage & Peripherals - 0.2%
Pure Storage Inc., Senior Notes	0.125%	4/15/23	900,000	934,864	(a)

TOTAL INFORMATION TECHNOLOGY				2,183,091

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $7,489,589)				7,423,552

SENIOR LOANS - 9.9%
CONSUMER DISCRETIONARY - 3.7%
Diversified Consumer Services - 0.4%
Laureate Education Inc., 2017 Term Loan B (1 mo. LIBOR + 3.500%)	5.401%	4/26/24	889,813	897,599	(g)(l)(m)
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.651%	5/2/22	992,500	1,000,150	(g)(l)(m)

Total Diversified Consumer Services				1,897,749

Hotels, Restaurants & Leisure - 0.8%
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	4.244%	9/15/23	919,921	925,990	(g)(l)(m)
Equinox Holdings Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.901%	3/8/24	1,485,038	1,495,804	(g)(l)(m)
Golden Nugget Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.750%)	4.645 - 4.651%	10/4/23	579,964	584,717	(g)(l)(m)
Scientific Games International Inc., 2018 Term Loan B5	4.651 - 4.744%	8/14/24	947,625	954,797	(g)(l)(m)

Total Hotels, Restaurants & Leisure				3,961,308

Media - 0.4%
CBS Radio Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.623%	11/17/24	1,589,018	1,601,183	(g)(l)(m)
Lions Gate Entertainment Corp., 2018 Term Loan B (3 mo. LIBOR + 2.250%)	4.148%	3/24/25	161,104	161,574	(g)(l)(m)

Total Media				1,762,757

Specialty Retail - 1.8%
Academy Ltd., 2015 Term Loan B	5.887 - 6.017%	7/1/22	1,883,793	1,501,737	(g)(l)(m)
Bass Pro Group LLC, Term Loan B (1 mo. LIBOR + 5.000%)	6.901%	9/25/24	467,650	470,865	(g)(l)(m)
CWGS Group LLC, 2016 Term Loan (3 mo. LIBOR + 2.750%)	4.641 - 4.651%	11/8/23	502,384	505,838	(c)(g)(l)(m)
Party City Holdings Inc., 2018 Term Loan B	4.660 - 5.280%	8/19/22	231,475	233,333	(g)(l)(m)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.250%)	5.609%	1/26/23	972,538	673,280	(g)(l)(m)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.890%	3/11/22	2,210,917	1,737,412	(g)(l)(m)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.160%	7/5/24	706,450	709,982	(c)(g)(l)(m)
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	710,000	703,344	(l)(m)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.150%	6/29/22	2,300,000	1,518,000	(c)(g)(l)(m)

Total Specialty Retail				8,053,791

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Textiles, Apparel & Luxury Goods - 0.3%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	$1,876,400	$1,300,580	(g)(l)(m)

TOTAL CONSUMER DISCRETIONARY				16,976,185

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.956%	6/22/23	990,019	980,969	(g)(l)(m)

ENERGY - 0.5%
Energy Equipment & Services - 0.0%
Hercules Offshore Inc. (wind-down lender claim)	—	—	214,086	181,973	*(c)

Oil, Gas & Consumable Fuels - 0.5%
BCP Renaissance Parent LLC, 2017 Term Loan B (3 mo. LIBOR + 4.000%)	6.359%	10/31/24	1,100,000	1,104,813	(g)(l)(m)
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	1,010,000	1,071,231	(g)(l)(m)

Total Oil, Gas & Consumable Fuels				2,176,044

TOTAL ENERGY				2,358,017

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.160%	8/18/23	374,300	376,773	(g)(l)(m)

HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.4%
Lantheus Medical Imaging Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.750%)	5.651%	6/30/22	1,653,300	1,659,500	(c)(g)(l)(m)

Health Care Providers & Services - 1.0%
Jaguar Holding Co. II, 2018 Term Loan	4.401 - 4.802%	8/18/22	1,452,683	1,462,175	(g)(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 2.750%)	5.052%	6/7/23	841,499	847,020	(g)(l)(m)
RadNet Inc., Reprice Term Loan	5.850 - 7.250%	6/30/23	1,777,922	1,801,257	(c)(g)(l)(m)
Vizient Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.651%	2/13/23	476,980	481,824	(g)(l)(m)

Total Health Care Providers & Services				4,592,276

TOTAL HEALTH CARE				6,251,776

INDUSTRIALS - 1.7%
Air Freight & Logistics - 0.3%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B2 (1 mo. LIBOR + 2.250%)	4.147%	4/3/22	1,488,750	1,493,519	(g)(l)(m)

Airlines - 0.0%
Air Canada, 2018 Term Loan B (3 mo. LIBOR + 2.000%)	3.984%	10/6/23	198,886	200,336	(g)(l)(m)

Building Products - 0.6%
Pisces Midco Inc., 2018 Term Loan (3 mo. LIBOR + 3.750%)	6.089%	4/12/25	2,130,000	2,151,726	(g)(l)(m)
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.651%	11/15/23	361,538	363,527	(g)(l)(m)

Total Building Products				2,515,253

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - 0.3%
Garda World Security Corp., 2017 Term Loan (3 mo. LIBOR + 3.500%)	5.506%	5/24/24	$1,271,848	$1,287,110	(g)(l)(m)

Marine - 0.3%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	10.651%	11/12/20	2,277,000	1,342,576	(g)(l)(m)

Professional Services - 0.2%
Advantage Sales & Marketing Inc., 2014 First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.151%	7/23/21	885,412	850,918	(g)(l)(m)

TOTAL INDUSTRIALS				7,689,712

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.3%
Zebra Technologies Corp., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	4.362%	10/27/21	1,212,014	1,221,444	(g)(l)(m)

Internet Software & Services - 0.2%
Ancestry.com Operations Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.150%	10/19/23	972,576	978,351	(g)(l)(m)

TOTAL INFORMATION TECHNOLOGY				2,199,795

MATERIALS - 0.9%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., 2018 Term Loan B (1 mo. LIBOR + 2.000%)	3.901%	10/31/23	465,300	466,783	(g)(l)(m)

Containers & Packaging - 0.7%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.897 - 3.901%	10/1/22	757,987	763,514	(g)(l)(m)
BWAY Holding Co., 2017 Term Loan B	5.272 - 5.587%	4/3/24	397,000	399,895	(g)(l)(m)
Flex Acquisition Co. Inc., First Lien Term Loan (3 mo. LIBOR + 3.000%)	5.308%	12/29/23	372,240	374,659	(g)(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.651%	2/5/23	1,480,019	1,490,950	(g)(l)(m)

Total Containers & Packaging				3,029,018

Metals & Mining - 0.1%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	9.552%	4/16/20	563,950	501,915	(g)(l)(m)

TOTAL MATERIALS				3,997,716

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.901%	10/24/22	462,965	448,263	(g)(l)(m)

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.651%	1/31/25	2,533,650	2,499,603	(g)(l)(m)

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	9.895%	2/7/23	909,116	934,117	(b)(g)(l)(m)

TOTAL SENIOR LOANS (Cost - $47,938,598)				44,712,926

SOVEREIGN BONDS - 0.6%
Argentina - 0.6%
Republic of Argentina, Senior Notes	4.625%	1/11/23	1,570,000	1,502,113
Republic of Argentina, Senior Bonds	5.625%	1/26/22	580,000	586,380
Republic of Argentina, Senior Notes	6.875%	1/26/27	800,000	798,008

TOTAL SOVEREIGN BONDS (Cost - $2,926,412)				2,886,501

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY		SHARES	VALUE
COMMON STOCKS - 2.4%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.3%
Bossier Casino Venture Holdco Inc.		83,175	$1,435,600	*(c)(d)

Media - 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		7	387,696	*(c)(d)

TOTAL CONSUMER DISCRETIONARY			1,823,296

ENERGY - 1.7%
Energy Equipment & Services - 0.4%
Hercules Offshore Inc. (Escrow)		134,398	37,900	*(c)(d)
KCAD Holdings I Ltd.		282,728,964	1,644,069	*(c)(d)

Total Energy Equipment & Services			1,681,969

Oil, Gas & Consumable Fuels - 1.3%
Berry Petroleum Co.		277,219	2,600,647	*
Blue Ridge Mountain Resources Inc.		437,037	3,330,222	*(c)(d)
MWO Holdings LLC		738	0	*(c)(d)(e)

Total Oil, Gas & Consumable Fuels			5,930,869

TOTAL ENERGY			7,612,838

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.		54,688	223,674	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.		3,085	0	*(a)(c)(d)(e)

TOTAL INDUSTRIALS			223,674

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.		1,571	8	*

UTILITIES - 0.3%
Electric Utilities - 0.3%
Panda Temple Power LLC		64,077	1,217,463	(c)(d)

TOTAL COMMON STOCKS (Cost - $28,238,685)			10,877,279

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.9%
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	317,775	3,594,830	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	4,529	51,234	(b)(i)
Sanchez Energy Corp.	6.500%	24,450	422,985

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $4,077,815)			4,069,049

PREFERRED STOCKS - 0.7%
FINANCIALS - 0.6%
Consumer Finance - 0.6%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	8.128%	114,437	3,042,880	(g)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SECURITY	RATE		SHARES	VALUE
INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%		26,248,488	$262,485	*(b)(c)(d)

TOTAL PREFERRED STOCKS (Cost - $5,051,027)				3,305,365

	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
Exchange-Traded Purchased Options - 0.0%
E-mini S&P 500 Index Futures, Put @ $2,300.00	5/18/18	80	$21,176,000	4,200
E-mini S&P 500 Index Futures, Put @ $2,450.00	5/18/18	56	14,823,000	7,980

TOTAL PURCHASED OPTIONS (Cost - $147,120)				12,180

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $470,488,998)				442,591,037

	RATE		SHARES
SHORT-TERM INVESTMENTS - 1.5%
Western Asset Government Cash Management Portfolio LLC (Cost - $6,900,000)	1.680%		6,900,000	6,900,000	(n)

TOTAL INVESTMENTS - 99.1% (Cost - $477,388,998)				449,491,037
Other Assets in Excess of Liabilities - 0.9%				3,897,947

TOTAL NET ASSETS - 100.0%				$453,388,984

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Restricted security (See Note 3).

(j)	The coupon payment on these securities is currently in default as of April 30, 2018.

(k)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At April 30, 2018, the total market value of investments in Affiliated Companies was $6,900,000 and the cost was $6,900,000 (See Note 2).

Abbreviations used in this schedule:

CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in-Kind
USD	— United States Dollar

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

SCHEDULE OF EXCHANGE-TRADED WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
E-mini S&P 500 Index Futures, Put (Proceeds - $36,299)	5/18/18	$2,250.00	56	$14,823,000	$2,240

At April 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	429	6/18	$48,870,681	$48,694,852	$(175,829)

Contracts to Sell:
U.S. Treasury 10-Year Notes	580	6/18	69,608,019	69,382,500	225,519

Net unrealized appreciation on open futures contracts					$49,690

At April 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
AUD	809,439	USD	627,769	Barclays Bank PLC	7/19/18	$(18,181)
CAD	88,323	USD	70,271	Barclays Bank PLC	7/19/18	(1,356)
EUR	5,012,454	USD	6,228,049	Barclays Bank PLC	7/19/18	(138,720)

Total						$(158,257)

Abbreviations used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
USD	— United States Dollar

At April 30, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT APRIL 30, 2018[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	$930,000	12/20/22	1.07%	1.000% quarterly	$3,546	$(8,100)	$11,646
JPMorgan Chase & Co. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	930,000	12/20/22	1.07%	1.000% quarterly	3,546	(8,221)	11,767

Total	$1,860,000				$7,092	$(16,321)	$23,413

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.IG.29 Index	$1,860,000	12/20/27	1.000% quarterly	$880	$3,308	$(2,428)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2018

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Markit CDX.NA.HY.30 Index	$8,590,000	6/20/23	5.000% quarterly	$(594,127)	$(512,131)	$(81,996)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$60,588,441	$1,323,786		$61,912,227
Energy	—	57,260,106	0	*	57,260,106
Health Care	—	44,197,039	1,491,215		45,688,254
Other Corporate Bonds & Notes	—	156,861,590	—		156,861,590
Asset-Backed Securities	—	33,226,949	—		33,226,949
Collateralized Mortgage Obligations	—	14,355,059	—		14,355,059
Convertible Bonds & Notes	—	7,423,552	—		7,423,552
Senior Loans:
Consumer Discretionary	—	14,242,365	2,733,820		16,976,185
Energy	—	2,176,044	181,973		2,358,017
Health Care	—	2,791,019	3,460,757		6,251,776
Other Senior Loans	—	19,126,948	—		19,126,948
Sovereign Bonds	—	2,886,501	—		2,886,501
Common Stocks:
Consumer Discretionary	—	—	1,823,296		1,823,296
Energy	—	2,600,647	5,012,191		7,612,838
Industrials	—	—	223,674		223,674
Telecommunication Services	—	8	—		8
Utilities	—	—	1,217,463		1,217,463
Convertible Preferred Stocks	—	4,069,049	—		4,069,049
Preferred Stocks:
Financials	$3,042,880	—	—		3,042,880
Industrials	—	—	262,485		262,485
Purchased Options	12,180	—	—		12,180

Total Long-Term Investments	3,055,060	421,805,317	17,730,660		442,591,037

Short-Term Investments†	—	6,900,000	—		6,900,000

Total Investments	$3,055,060	$428,705,317	$17,730,660		$449,491,037

Other Financial Instruments:
Futures Contracts	$225,519	—	—		$225,519
OTC Credit Default Swaps on Corporate Issues - Buy Protection‡	—	$7,092	—		7,092

Total Other Financial Instruments	225,519	7,092	—		232,611

Total	$3,280,579	$428,712,409	$17,730,660		$449,723,648

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$2,240	—	—	$2,240
Futures Contracts	175,829	—	—	175,829
Forward Foreign Currency Contracts	—	$158,257	—	158,257
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	81,996	—	81,996
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	2,428	—	2,428

Total	$178,069	$242,681	—	$420,750

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2018, securities valued at $8 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY		HEALTH CARE	MATERIALS		UTILITIES
Balance as of July 31, 2017	$1,518,441	$0	*	$1,418,010	$0	*	$151,792
Accrued premiums/discounts	5,878	—		1,765	—		—
Realized gain (loss)	5,519	—		—	(410)		(44,173)
Change in unrealized appreciation (depreciation)[1]	(11,397)	—		71,440	410		48,065
Purchases	131,597	—		—	—		—
Sales	(326,252)	—		—	(0	)*	(155,684)
Transfers into Level 3	—	—		—	—		—
Transfers out of Level 3	—	—		—	—		—

Balance as of April 30, 2018	$1,323,786	$0	*	$1,491,215	—		—

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[1]	$(11,397)	—		$71,440	—		—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE
Balance as of July 31, 2017	$2,436,757	$1,533,461	$2,640,908
Accrued premiums/discounts	1,430	1,752	858
Realized gain (loss)	—	(77,066)	(1,543)
Change in unrealized appreciation (depreciation)[1]	(216,843)	254,496	15.626
Purchases	—	17,223	3,503,336
Sales	—	(1,547,893)	(2,698,428)
Transfers into Level 3[2]	1,215,820	—	—
Transfers out of Level 3[3]	(703,344)	—	—

Balance as of April 30, 2018	$2,733,820	$181,973	$3,460,757

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[1]	$(208,100)	$264,494	$36,909

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	MATERIALS		UTILITIES
Balance as of July 31, 2017	$676,135	$4,559,435	$143,283	$0	*	—
Accrued premiums/discounts	—	—	—	—		—
Realized gain (loss)	—	—	—	(342,989)		—
Change in unrealized appreciation (depreciation)[1]	1,147,161	(276,819)	80,391	342,989		$(191,962)
Purchases	—	—	—	—		1,409,425
Sales	—	—	—	(0	)*	—
Transfers into Level 3[2]	—	3,330,222	—	—		—
Transfers out of Level 3[3]	—	(2,600,647)	—	—		—

Balance as of April 30, 2018	$1,823,296	$5,012,191	$223,674	—		$1,217,463

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[1]	$1,147,161	$33,333	$80,391	—		$(191,962)

	CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	ENERGY	INDUSTRIALS	TOTAL
Balance as of July 31, 2017	$4,585,452	$243,057	$19,906,731
Accrued premiums/discounts	—	—	11,683
Realized gain (loss)	(409,169)	—	(869,831)
Change in unrealized appreciation (depreciation)[1]	57,179	—	1,320,736
Purchases	169,323	19,428	5,250,332
Sales	(333,736)	—	(5,061,993)
Transfers into Level 3[2]	—	—	4,546,042
Transfers out of Level 3[3]	(4,069,049)	—	(7,373,040)

Balance as of April 30, 2018	—	$262,485	$17,730,660

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[1]	—	—	$1,222,269

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason, Inc. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended April 30, 2018. The following transactions were effected in shares of such companies for the period ended April 30, 2018.

Notes to Schedule of Investments (unaudited) (continued)

	Affiliate Value at July 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at April 30, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$111,816,637	111,816,637	$104,916,637	104,916,637	—	$24,165	—	$6,900,000

3. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 4/30/2018	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	4,529	2/17	$45,290	$51,234	$11.31	0.01%
BioScrip Inc., First Lien Notes 8.224%, due 6/30/22	$1,427,000	6/17	1,414,703	1,491,215	104.50	0.33

			$1,459,993	$1,542,449		0.34%

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 22, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 22, 2018